                              ====================

                                 EXHIBIT 24(a)

                               POWER OF ATTORNEY

                              ====================

                               POWER OF ATTORNEY


          WHEREAS, Central Bancshares of the South, Inc. (the "Company") proposes to file registration statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock of the Company in connection with the acquisition by the Company of Security Bank, N.A.;

          NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of D. Paul Jones, Jr., Garrett R. Hegel, Jerry W. Powell, and Daniel B. Graves their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement and any appropriate amendments thereto, to be accompanied by prospectuses and any appropriately amended prospectuses and any necessary exhibits.

          The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

          The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statements by appropriate amendment or amendments and to file the same as aforesaid.

          DONE as of this the 18th day of October, 1993.

                                    CENTRAL BANCSHARES OF THE SOUTH, INC.


                                    By:  D. PAUL JONES, JR.
                                       ----------------------------------
                                      Its Chairman, Chief Executive
                                      Officer and Treasurer


                                         D. PAUL JONES, JR.
                                       ----------------------------------
                                        D. Paul Jones, Jr.


                                         GARRETT R. HEGEL
                                       ----------------------------------
                                        Garrett R. Hegel


                                         MICHAEL A. BEAN
                                       ----------------------------------
                                        Michael A. Bean
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                                   -----------------------------
                                    Harry B. Brock, Jr.


                                     STANLEY M. BROCK
                                   -----------------------------
                                    Stanley M. Brock


                                     CHARLES M. DANIEL
                                   -----------------------------
                                    Charles M. Daniel


                                     WILLIAM EUGENE DAVENPORT
                                   -----------------------------
                                    William Eugene Davenport


                                     GARRY N. DRUMMOND, SR.
                                   -----------------------------
                                    Garry N. Drummond, Sr.


                                     MARSHALL DURBIN, JR.
                                   -----------------------------
                                    Marshall Durbin, Jr.



                                   -----------------------------
                                    Tranum Fitzpatrick


                                     THOMAS E. JERNIGAN
                                   -----------------------------
                                    Thomas E. Jernigan



                                   -----------------------------
                                    G. W. Leach, Jr.



                                   -----------------------------
                                    Goodwin L. Myrick


                                     JOHN S. STEIN
                                   -----------------------------
                                    John S. Stein